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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 11, 2005


                        PAPERFREE MEDICAL SOLUTIONS, INC.
                     (formerly Crown Medical Systems, Inc.)
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   98-0375957
                      (IRS Employer Identification Number)

                            121 West Sycamore Street
                                Kokomo, IN 46901
                    (Address of principal executive offices)

                             Robert L. Sonfield, Jr.
                               Sonfield & Sonfield
                                Attorneys at Law
                       770 South Post Oak Lane, Suite 435
                              Houston, Texas 77056
                     (Name and address of agent for service)

                                 (713) 877 8333
          (Telephone number, including area code of agent for service)

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         1.       i.       PaperFree Medical Solutions, Inc. (formerly Crown
                           Medical Systems, Inc.), a Nevada corporation
                           ("Registrant") primary accountant, Dale, Matheson,
                           Carr-Hilton, Labonte was dismissed by the Registrant on November 24, 2004.

                  ii. No reports on the financial statements prepared by Dale, Matheson, Carr-Hilton, Labonte over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals, except for concerns about the Company's ability to continue as a going concern.

                  iii. The decision to change accountants was, recommended and approved by the Board of Directors, on November 24, 2004, following a discussion of the subject matter of the disagreement with the former auditors as detailed below.

                  iv. The company, without limitation, authorized the former account to respond fully to the inquiries or the successor accountant concerning the subject matter of the disagreement with the former auditors as detailed below.

                  iv. During the registrant's two most recent fiscal years, and the subsequent interim period through November 24, 2004 (the date of dismissal), there were the following disagreements with Dale, Matheson, Carr-Hilton, Labonte which all pertained to the interim period ended August 31, 2004.

                           Dale, Matheson, Carr-Hilton, Labonte agreed that the reverse split, change in conversion ratio and creation of series C preferred stock are subsequent events requiring note disclosures but disagreed with Management that such disclosure was sufficient. Dale, Matheson, Carr-Hilton, Labonte further advised that retroactive disclosures for the reverse split and the financial impact of the change in conversion ratio must be fully accrued at August 31, 2004.

                  v. There were no material transactions or events similar to those involved in the disagreement that were accounted for or disclosed differently than the former accountant would have concluded was required.

         2.       i.       The registrant retained the services of the
                           accounting firm of Malone & Bailey, PC on November
                           24, 2004 as their principal accountant.

                  ii. During the Registrant's fiscal years ended February 28, 2003 and February 29, 2004, and any later interim period, including the interim up to and including the date the relationship with Dale, Matheson, Carr-Hilton, Labonte ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

                 iii. During the Registrant's fiscal years ended February 28, 2003 and February 29, 2004, and any later interim period, including the interim up to and including the date the relationship with Dale, Matheson, Carr-Hilton, Labonte ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

iv. During the two most recent fiscal years and the subsequent interim period through November 24, 2004 the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Registrant's fiscal years ended February 28, 2003 and February 29, 2004, and any later interim period, including the interim up to and including the date the relationship with Dale, Matheson, Carr-Hilton, Labonte ceased.

3. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Dale, Matheson, Carr-Hilton, Labonte and requested that he furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Such letter will be filed with the Commission upon receipt by the registrant, but not later than ten days following the filing of this report.

4. Malone & Bailey, PC has reviewed the disclosure required by Item 304 of Regulation S-B before it was filed with the Commission and has been provided an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which it does not agree with the statements made by the Registrant in response to Item 304. Malone & Bailey, PC did not furnish a letter to the Commission.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

         None

Exhibits

         16 - Letter re change in certifying accountant.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CROWN MEDICAL SYSTEMS, INC.



                                          By: /s/William L. Sklar
                                             ----------------------------------
                                              William L. Sklar, President


Date:  January 11, 2005



                                   EXHIBIT 16
                    LETTER RE CHANGE IN CERTIFYING ACCOUNTANT
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                       DALE MATHESON CARR-HILTON LABONTE
                       SUITE 1700-1140 WEST PENDER STREET
                        VANCOUVER, B.C., CANADA V6E 4G1
                               TEL: 604-687-4747
                               FAX: 604-687-4216

December 17, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington  DC  20549
USA

Dear Sir or Madam:

       We are the former independent auditors for PaperFree Medical Solutions., Inc. (formerly Crown Medical Systems, Inc.) (the "Company"). We have read the Company's current report on Form 8-K/A dated December 9, 2004. We are not aware of the reasons why the Company filed this amendment as the management of the Company has not communicated with us since November 24, 2004. We can comment as follows:

         We agree with Item 4.01.1.i and ii.

         We disagree with Item 4.01.1.iii as there was no discussion by the Company with us regarding our dismissal.

         We disagree with Item 4.01.1.iv regarding the inquiries of the successor auditor as the successor auditors have not communicated with us to date regarding the alleged disagreements.

         We disagree with the disclosure contained in Item 4.01.1.iv regarding the alleged disagreements with us on certain accounting and disclosure matters pertaining to the Company's August 31, 2004 financial statements. Prior to our dismissal and the filing of these financial statements we were attempting to resolve certain complex accounting and disclosure issues with management regarding the Company's financial statements for the quarterly period ended August 31, 2004. These issues were not resolved to our satisfaction prior to our dismissal and we are therefore unable to agree with the Company's disclosure in
Item 4.01.1.iv. The financial statements contained in the Company's Form 10-QSB for the quarterly period ended August 31, 2004, as filed on November 24, 2004, were not reviewed by us.

         We disagree with Item 4.01.v.

         We are unable to agree or disagree with the disclosures in Item 4.01.2.i,ii,iii and iv.

We are unable to agree or disagree with Item 4.01.3. However, notwithstanding our repeated requests, the Company has not filed our letter dated December 2, 2004 relating to the Company's original filing of the change of auditors on Form 8-K on November 30, 2004.

         We are unable to agree or disagree with Item 4.01.4 and 4.01.5.

Yours truly,

DALE, MATHESON, CARR-HILTON, LABONTE

/s/Dale Matheson Carr-Hilton LaBonte
Chartered Accountants

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